                                 EXHIBIT (c)(13)

                         FORM OF STOCK OPTION AGREEMENT



(A) Form of Stock Option Agreements relating to options granted by the Company to employees of the Company and its affiliates who are participants in the SERP:

        (i)   Options granted under the 1990 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

        (ii)  Options granted under the 1992 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

              (b)     Form of Discount Nonqualified Stock Option Agreement

        (iii) Options granted under the 1995 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

 (B) Form of Stock Option Agreements relating to options granted by the Company to employees of the Company and its affiliates who are not participants in the SERP:

        (i)   Options granted under the 1978 Stock Option Plan:

              (a)     Form of Nonqualified Stock Option Agreement

        (ii)  Options granted under the 1984 Stock Option Plan:

              (a)     Form of Nonqualified Stock Option Agreement

        (iii) Options granted under the 1987 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

              (b) Form of Stock Option Agreement issued pursuant to the Schedule approved by the U.K. Inland Revenue

        (iv)  Options granted under the 1990 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

              (b)     Form of Stock Option Agreement for French employees

        (v)   Options granted under the 1992 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

              (b) Form of Stock Option Agreement issued pursuant to the Schedule approved by the U.K. Inland Revenue

        (vi)  Options granted under the 1995 Stock Incentive Plan:

              (a)     Form of Nonqualified Stock Option Agreement

(C) Form of Amendments of stock options which were issued pursuant to the Agreements listed in Exhibit (c)(13)(A) or (B) and which are held by employees of the Company and its affiliates who are participants in the SERP

              (a)     Form of Amendment dated as of December 6, 1996

              (b)     Form of Amendment dated as of February 2, 1998

(D) Form of Amendments of stock options which were issued pursuant to the Agreements listed in Exhibit (c)(13)(A) or (B) and which are held by employees of the Company and its affiliates who are not participants in the SERP

              (a)     Form of Amendment dated as of December 6, 1996

              (b)     Form of Amendment dated as of February 2, 1998

                                                        EXHIBIT (c)(13)(A)(i)(a)

                          COMPUTER SCIENCES CORPORATION
                            1990 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT



         This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the _______ day of__________ , 19_____ (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ______________________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

         WHEREAS, the Company's 1990 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on May 7, 1990 and approved by the shareholders of the Company on August 13, 1990;

         WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

         WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase _______ shares of Common Stock (the "Option Shares") at an exercise price of $______ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on __________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option is not intended to qualify as an incentive option under Section 422A of the Internal Revenue Code. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

                      PERCENTAGE OF OPTION SHARES THAT VEST
                       UPON EACH ANNIVERSARY OF GRANT DATE

                   Percentage of                  Anniversary of
                   Option Shares                   Grant Date
                   -------------                   ----------




         2. Acceleration and Termination.

         (a) Termination of Status as Full-Time Employee.

                  (i) Termination within Three Years After Change of Control. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then
         (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and (B) the Option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1 934, as amended (the "Exchange Act").

                  (ii) Retirement. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and
         (B) the remaining vested portion of the Option shall terminate upon the earliest of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable, the first anniversary of the date of the Employee's death. "Retirement' shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                  (iii) Death or Permanent Disability. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                  (iv) Lay-Off or Leave of Absence. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                  (v) other Termination. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then the Option shall terminate upon the date of such termination of full-time status.

         (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company or any of its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

         (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, unless the Committee shall determine otherwise within ten business days thereafter, the Option shall fully vest with respect to all Option Shares upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

         (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                  (i) the dissolution or liquidation of the Company; or

                  (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

         3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the option.

             4. Exercise. The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part:

         (a) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance [such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of much exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; and/or

         (b) by reducing the number of shares of Common Stock to be issued and delivered to the Employee upon such exercise [such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional shares of Common Stock that would otherwise have been issued and delivered upon such exercise], provided that the Company is not then prohibited from purchasing or acquiring such additional shares of Common Stock.

         5. Payment of Withholding Taxes.

         (a) If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount to the Company in cash or by check payable to the Company.

         (b) Notwithstanding subsection (a) above, if the Employee is subject to
Section 16 of the Exchange Act on the Grant Date, then the Employee may not make a Withholding Election unless:

                  (i) the Company shall have been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year prior thereto and shall have filed all reports and statements required to be filed pursuant to such section during such year;

                  (ii) the Company on a regular basis releases quarterly and annual summary statements of its sales and earnings ("Financial Data") for publication on a wire service, in a financial news service or in a newspaper of general circulation, or Financial Data is otherwise made publicly available on a regular basis;

                  (iii) such Withholding Election is made during a period commencing on the third business day following a date upon which the Company releases Financial Data and ending on the twelfth business day following such date; and

                  (iv) such Withholding Election is not made during the six-month period commencing on the Grant Date, except in the case of the death or Permanent Disability of the Employee.

             (C) The Committee shall have sole discretion to approve or disapprove any Withholding Election and may adopt such rules and regulations as are consistent with and necessary to implement the foregoing. The Committee may permit the Employee to make a Withholding Election to pay withholding taxes in excess of the minimum amount required by law, provided that the amount of withholding taxes so paid does not exceed the estimated total federal, state and local tax liability of the Employee attributable to such exercise.

         6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

         7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

         8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

         9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.


         10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

         11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

         12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, rep presentation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

             13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.


             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

The foregoing is agreed to:             COMPUTER SCIENCES CORPORATION



                                        By
----------------------------------         -------------------------------------
Employee:                                  Name:
SS.#:                                      Title:

Grant Date:
Grant-Price:                            By
Option Shares:                             -------------------------------------
                                           Name:
                                           Title:

                                                       EXHIBIT (c)(13)(A)(ii)(a)


                          COMPUTER SCIENCES CORPORATION
                            1992 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT


         This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ______________ day of________________ 19_ (the "Grant
Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and___________________ , a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

         WHEREAS the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992 and approved by the shareholders of the Company on August 10, 1992;

         WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

         WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase __________ shares of Common Stock (the "Option Shares") at an exercise price of $_______ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on _____________________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option is intended not to qualify as an incentive option under Section 422 of the Internal Revenue Code. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

                      PERCENTAGE OF OPTION SHARES THAT VEST
                       UPON EACH ANNIVERSARY OF GRANT DATE

              Percentage of                       Anniversary of
              Option Shares                       Grant Date
              -------------                       ----------




         2. Acceleration and Termination.

         (a) Termination of Status as Full-Time Employee.

                  (i) Termination Within Three Years After Change of Control.
         If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and (B) the option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of
         Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (ii) Retirement. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and
         (B) the remaining vested portion of the Option shall terminate upon the earliest of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable, the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                  (iii) Death or Permanent Disability. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                  (iv) Lay-Off or Leave of Absence. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                  (v) Other Termination. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then the Option shall terminate upon the date of such termination of full-time status.

         (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

         (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, unless the Committee shall determine otherwise within ten business days thereafter, the Option shall fully vest with respect to all Option Shares upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

         (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                  (i) the dissolution or liquidation of the Company; or

                  (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

         3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

         4. Exercise. The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares Of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as define in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company; provided, however, that the Employee may instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         6. Stock Exchange Requirements; Applicable Laws; Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

         7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

         8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

         9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

         10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

        11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

         12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

         13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

The foregoing is agreed to:             COMPUTER SCIENCES CORPORATION


                                        By
----------------------------------        --------------------------------------
Employee:                                 Name:
                                          Title:
SS#:

Grant Date:                             By
                                          --------------------------------------
                                           Name:
Grant Price:                               Title:

Options Granted:

                                                       EXHIBIT (c)(13)(A)(ii)(b)


                          COMPUTER SCIENCES CORPORATION
                            1992 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT



        This Nonqualifed Stock Option Agreement ("Agreement") is made and entered into as of the________________day of______________,19___(the "Grant
Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and___________________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

        WHEREAS the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992 and approved by the shareholders of the Company on August 10, 1992;

      WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

        WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

        NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase__________ shares of Common Stock (the "Option Shares") at an exercise price of $_____________ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on_________and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the number of Option Shares indicated below:

                        NUMBER OF OPTION SHARES THAT VEST
                       UPON EACH ANNIVERSARY OF GRANT DATE

                   Number of                       Anniversary of
                   Option Shares                    Grant Date
                   -------------                   --------------




        2. Acceleration and Termination.

        (a) Termination of Status as Full-Time Employee.

                (i) Termination Within Three Years After Change of Control.
        If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and (B) the Option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company, the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act").

                (ii) Retirement. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and
        (B) the remaining vested portion of the Option shall terminate upon the earliest of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable, the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                (iii) Death, Permanent Disability or Termination Without Cause. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, or if the Employee is removed from his position as President and Chief Executive Officer of the Company by the Board of Directors other than for Cause (as hereinafter defined) ("Termination Without Cause"), and a Change of Control shall not have occurred within three years prior thereto, then
        (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The

        Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee. "Cause" shall mean (X) the Employee's conviction of a felony offense or other crime of moral turpitude, after all appeals, (Y) the Employee's commission of an act of dishonesty, fraud or other moral turpitude against the Company or (Z) the Employee's willful failure or refusal to comply with written, lawful directives of the Board of Directors, provided that he shall have first received written notice from the Board of the specific acts of failure or refusal and shall have continued to engage in such acts or failures after receiving such notice and after having had a reasonable amount of time to comply with such directives.

                (iv) Other Termination. If the Employee's status as a full-time employee of the Company or any of its subsidiaries terminates for any reason other than Retirement, Death, Permanent Disability or Termination Without Cause, and a Change of Control shall not have occurred within three years prior thereto, then the Option shall terminate upon the date of such termination of full-time status.

        (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

        (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, unless the Committee shall determine otherwise within ten business days thereafter, the Option shall fully vest with respect to all Option Shares upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or, (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

        (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                (i) the dissolution or liquidation of the Company; or

                (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

        3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

        4. Exercise. The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

        5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company; provided, however, that the Employee may instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

        6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

        7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

        8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall; upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

        9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

        10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

        11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

        12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

        13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within the State.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.


The foregoing is agreed to:            COMPUTER SCIENCES CORPORATION


__________________________             By____________________________________
Employee:                                Name:
                                         Title:

SS#:

Grant Date:                            By____________________________________
                                         Name:
Grant Price:                             Title:

Options Granted:

                                                      EXHIBIT (c)(13)(A)(iii)(a)

                          COMPUTER SCIENCES CORPORATION
                            1995 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


               This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ____________ day of _____________, 19__ the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ________________________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

               WHEREAS, the Company's 1995 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 12, 1995 and approved by the stockholders of the Company on August 14, 1995;

               WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

               WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

               NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

               1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase __________ shares of Common Stock (the "Option Shares") at an exercise price of $___________________ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on ______________________________
and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

      Percentage of Option Shares Vesting              Anniversary of Grant Date
      -----------------------------------              -------------------------

                      20%
                      20%
                      20%
                      20%
                      20%

               2.     Acceleration and Termination.

                      (a)    Termination of Status as Full-Time Employee.

                             (i) Termination Within Three Years After Change of
               Control. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and (B) the Option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                             (ii) Retirement. If the Employee's status as a
               full-time employee of the Company or any of its subsidiaries is terminated after December 31, 1996 by reason of the Retirement (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then
               (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                             (iii) Death or Permanent Disability. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                             (iv) Lay-Off or Leave of Absence. If the Employee's
               status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then
               (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                             (v) Other Termination. If the Employee's status as
               a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, and a Change of Control shall not have occurred within three years prior thereto, then the Option shall terminate upon the date of such termination of full-time status.

                      (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                      (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, unless the Committee shall determine otherwise within ten business days thereafter, the Option shall fully vest with respect to all Option Shares upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, or (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

                      (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                             (i) the dissolution or liquidation of the Company;
               or

                             (ii) a sale of substantially all of the property
               and assets of the Company, unless the terms of such sale shall provide otherwise.

               3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

               4.     Exercise.

                      (a) The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as hereinafter defined) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                      (b) The "Fair Market Value" of a share of Common Stock on any day shall be equal to the last sale price, regular way, of a share of Common Stock on such day, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

               5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company; provided, however, that the Employee may instead pay all or any part of the Withholding Liability by either of the following methods:

                      (a) by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                      (b) by instructing the Company to withhold shares of Common Stock otherwise issuable upon such exercise of the Option (such withholding to be valued on the basis of the aggregate Fair Market Value of the withheld shares on the date of such exercise), provided that if the Employee is then subject to Section 16(b) of the Exchange Act, such method of payment may only be used if, in the opinion of the General Counsel of the Company, such use would not cause the Employee to incur any liability pursuant to Section 16(b).

               6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

               7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

               8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

               9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

               10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

               11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

               12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

               13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

                                                 COMPUTER SCIENCES CORPORATION



                                                 By
-----------------------------                      -----------------------------
Employee:                                            Name:
                                                     Title:

SS#:
Grant Date:
Grant Price:                                     By
Options Granted:                                   -----------------------------
                                                     Name:
                                                     Title:

                                                        EXHIBIT (c)(13)(B)(i)(a)


Dear ______________________:

         The Committee administering the 1978 Stock Option Plan, as amended (the "1978 Plan"), of Computer Sciences Corporation (hereinafter called the "Company") has adopted a resolution authorizing the Company to grant you on the date hereof an option under the 1978 Plan to purchase _____________ shares of the Company's $1.00 par value common stock (the "Common Stock of the Company"), at a price which has been determined to be $________ per share, SUBJECT TO AND ONLY UPON THE FOLLOWING TERMS AND CONDITIONS:

         1. The specified term of this option shall be, subject to the provisions of paragraph 4 below, a period of ten years and thirty days, commencing on the date hereof and expiring at 5:00 o'clock P.M. California time, on____________________.

         2. This option shall not be exercisable as to any shares covered hereby until _______________________. Thereafter, this option shall become exercisable as to the percentages of the shares covered hereby on the dates set forth in the following table:

                                Total Percentage
       Date                        Exercisable
       ----                        -----------

However, subject to paragraph 8 below, this option will become exercisable in full (i) at the discretion of the Board of Directors of the Company, upon your death or permanent disability prior to the expiration date of this option, if the Board of Directors determines that your contribution to the affairs of the Company has been outstanding, and (ii) pursuant to paragraph 7 below.

         3. This option is not transferable by you except by will or the laws of descent and distribution.

         4. In the event you voluntarily terminate your employment or your employment is involuntarily terminated other than by reason of your death or permanent disability, this option shall terminate on the date of termination of your employment. If your employment by the Company is terminated by reason of your permanent disability, at a time when you have not fully exercised this option, you shall have the right to exercise this option for no more than the number of shares as to which this option is exercisable on the date of such termination of your employment and such right shall lapse and this option shall terminate one year after the date your employment by the Company is so terminated.

         5. This option may be exercised during your lifetime only by you or your legal representative. If you die at a time when you have not fully exercised this option, any person empowered to do so under your will or the then applicable laws of descent and distribution shall have the right to exercise this option for no more than the number of shares as to which this option is exercisable on the date of your death and such right shall lapse and this option shall terminate one year after your death.

         6. If the outstanding shares of Common Stock of the Company are changed by any stock dividend, stock split or combination of shares, the number of shares then subject to this option shall be proportionately adjusted. If the outstanding shares of Common Stock of the Company are exchanged for a different number or class of shares of stock of the Company by reason of a merger, reorganization, recapitalization or other change in the corporate stock structure, there shall be substituted for each share of Common Stock of the Company then subject to this option, the number and kind of shares of stock into which each outstanding share of Common Stock of the Company shall be so exchanged. In the event of any such adjustment, the purchase price per share for the shares subject to this option shall be proportionately adjusted so that there will be no change in the aggregate purchase price for the shares then subject to option.

           7. In the event of the dissolution or liquidation of the Company (whether or not as a part of a corporate reorganization) or upon a merger, consolidation or other reorganization in which the Company is not the survivor (a "Cancellation Event"), then this option, or portion thereof which remains outstanding on the date of consummation of the Cancellation Event shall be cancelled and be of no further force and effect on such consummation; provided, however, that upon the approval of the Cancellation Event by the stockholders of the Company, or the approval of the Cancellation Event by the Board of Directors of the Company if stockholder approval is not required, this option will become exercisable as to all of the shares covered hereby, irrespective of the provisions of paragraph 2. You will be given prompt notice of such approval by the stockholders of the Company or its Board of Directors. To the extent that this option is exercised after the giving of such notice and prior to the consummation of the Cancellation Event with respect to shares as to which this option, but for the provisions of this paragraph, would not otherwise be exercisable (the "Unexercisable Portion of the Option"), then any exercise of all or part of the Unexercisable Portion of the Option under this paragraph 7 shall not be effective until immediately prior to the consummation of the Cancellation Event. After you have been given such notice and prior to the consummation of the Cancellation Event, you may also make your exercise of all or part of any exercisable portion of this option contingent on the consummation of the Cancellation Event. If the parties to the

Cancellation Event should terminate it or if either of such parties is unable to meet the conditions precedent to the consummation of the Cancellation Event within the time scheduled therefor or any extension thereof mutually agreed upon by such parties, then any exercise of the Unexercisable Portion of this option pursuant to this paragraph and any contingent exercise of the exercisable portion of this option pursuant to the preceding sentence will be of no force and effect. Thereafter, this option will be exercisable only to the extent permitted under other provisions hereof.

         8. This option shall not become exercisable and the Company shall have no obligation to issue shares upon exercise of the option unless:

         (a) All registration and other qualification under all applicable federal and state laws, rules and regulations, including the Securities Act of 1933, of the shares of Common Stock of the Company issuable upon exercise of options granted under the 1978 Plan continues to be effective;

         (b) The shares issuable upon exercise of options granted under the 1978 Plan shall have been (and shall continue to be) admitted to trading, upon official notice of issuance on any stock exchange on which the other shares of the Common Stock of the Company are listed; and

           (c) You shall have complied with all the provisions of this Agreement. The Company will use its best efforts to maintain the fulfillment of conditions (a) and (b) above.

         9. This option is subject to all of the terms and conditions of the 1978 Plan, including those set forth in this agreement. You may inspect a copy of the 1978 Plan at the office of the Secretary of the Company.

         10. This option may be exercised, in whole or in part, only by delivery to the Secretary or Corporate Controller of the Company in a manner and on a form prescribed by the Committee administering the 1978 Plan, of a notice in writing (an "Exercise Notice") stating that this option is exercised as to a specified number of whole shares. The Exercise Notice shall be accompanied by the purchase price for the shares to be purchased upon such exercise of this option. If this option is exercised subsequent to your termination of employment with the Company, the purchase price shall be paid in cash or by certified or cashier's check. If you exercise this option prior to termination of your employment with the Company, you may also elect to pay any portion of the purchase price by surrendering to the Company outstanding whole shares of the Common Stock of the Company of an aggregate value not exceeding the total purchase price for shares with respect to which this option is exercised, in which case you shall pay the excess of such total purchase price over the value of the whole shares so surrendered in cash or by certified or cashier's check. If you elect to surrender whole shares of the Common Stock of the Company in payment of any part of such purchase price, certificates evidencing the Common Stock of the Company so surrendered, properly endorsed or assigned to the Company, shall accompany the Exercise Notice. Such stock will be valued for this purpose at a price equal to the closing price on the New York Stock Exchange on the date that the Exercise Notice is delivered. You can elect to pay the purchase price in whole or in part by surrendering shares of the Common Stock of the Company only on a day on which the New York Stock Exchange is open for business and only if the Common Stock of the Company has not been suspended from trading at any time during that day. The obligation of the Company to issue certificates evidencing your shares upon exercise of this option is also subject to the provisions of paragraph 8 above and to compliance with all applicable requirements of law with respect to the issuance and sale of such shares, including any provision of any federal or state income tax law, rule or regulation which may require that either the Company withhold specified amounts of your income for the payment of taxes or that you pay the amount required on account of such taxes. Certificates evidencing the shares of Common Stock of the Company issuable to you upon exercise of this option will be retained by the Company until such time as you have made arrangements satisfactory to the Committee to pay the amount of tax required to be withheld under any federal or state income tax law, rule or regulation. If you have not made such arrangements prior to the expiration of the Company's fiscal year but in any event no later than thirty
(30) days after the date of your Exercise Notice, the sale of shares upon the exercise of such option will be rescinded, the certificates evidencing such Common Stock of the Company will be cancelled and the consideration you have paid or delivered as the purchase price will be returned to you. In such event, you shall nonetheless be deemed to have exercised this option as to the number of shares specified in such Exercise Notice and the number of shares covered hereby with respect to which you can exercise this option thereafter on the dates set forth in paragraph 2 hereof shall be reduced by the number of shares specified in such Exercise Notice.

         11. Nothing in this agreement shall confer upon you any right to continue in the employ of the Company or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any employee at any time, with or without cause.

         This letter shall serve as the Company's official notification to you that the above-outlined option to purchase 3,000 shares of its common stock has been granted to you effective as of the date hereof. Please indicate your agreement to the foregoing by executing the copy of this agreement and returning it to the undersigned.
                                               Very truly yours,

                                               COMPUTER SCIENCES CORPORATION

                                               ---------------------------------

                                               ---------------------------------

The foregoing is agreed to:                    Grant Date:
                                               Grant Price:
Employee                                       Shares Granted:

SS#

                                                       EXHIBIT (c)(13)(B)(ii)(a)


Dear _________________________,

         The Committee administering the 1984 Stock Option Plan, as amended (the "1984 Plan"), approved August 13, 1984, by shareholders of Computer Sciences Corporation (hereinafter called the "Company") has granted to you on the date hereof an option under the 1984 Plan to purchase ________________ shares of the Company's $1.00 par value common stock (the "Common Stock of the Company"), at a price of $ ____ per share, SUBJECT TO AND ONLY UPON THE FOLLOWING TERMS AND
CONDITIONS:

         1. The specified term of this option shall be, subject to the provisions of paragraph 4 below, a period of ten years plus thirty days, commencing on the date hereof and expiring at 5:00 p.m., California time, on
_____________________.

         2. This option shall not be exercisable as to any shares covered hereby prior to ___________________. Thereafter, this option shall become cumulatively exercisable as to the percentages of the number of shares covered hereby on the dates set forth in the following table:



                   Date                 Percentage Exercisable
                   ----                 ----------------------

         However, subject to paragraph 8 below, this option will become exercisable in full (i) at the discretion of the Board of Directors of the Company, upon your death or permanent and total disability prior to the expiration date of this option, if the Board of Directors determines that your contribution to the affairs of the Company has been outstanding, and (ii) pursuant to paragraph 7 below.

         3. This option is not transferable by you except by will or the laws of descent and distribution.

         4. In the event you voluntarily terminate your employment or your employment is involuntarily terminated other than by reason of your death or permanent and total dis ability, this option shall terminate on the date of termination of your employment. If your employment by the Company is terminated by reason of your death or permanent and total disability, at a time when you have not fully exercised this option, you or your personal representative shall have the right to exercise this option for no more than (i) the number of shares as to which this option is exercisable on the date of such termination of your employment, and (ii) such additional shares, if any, as are determined by the Board of Directors in an action pursuant to clause (i) of paragraph 2 above. Such right shall lapse and this option shall terminate one year after the date your employment by the Company is terminated by reason of your permanent and total disability, and one year from the date of death or ten years from the date of grant of this option, whichever occurs earlier, if your employment is terminated by reason of your death.

         5. This option may be exercised during your lifetime only by you or your legal representative. If you die at a time when you have not fully exercised this option, any personal representative empowered to do so under your will or the then applicable laws of descent and distribution shall have the right to exercise this option.

         6. If the outstanding shares of Common Stock of the Company are changed by any stock dividend, stock split or combination of shares, the number of shares then subject to this option shall be proportionately adjusted. If the outstanding shares of Common Stock of the Company are exchanged for a different number or class of shares of stock of the Company by reason of a merger, reorganization, recapitalization or other change in the corporate stock structure, there shall be substituted for each share of Common Stock of the Company then subject to this option, the number and kind of shares of stock into which each outstanding share of Common Stock of the Company shall be so exchanged. In the event of any such adjustment, the purchase price per share for the shares subject to this option shall be proportionately adjusted so that there will be no change in the aggregate purchase price for the shares then subject to option.

         7. In the event of either (i) the dissolution or liquidation of the Company (whether or not as a part of a corporate reorganization) or (ii) a merger, consolidation or other reorganization in which the Company is not the survivor (either event being a "Cancellation

Event") then this option, or portion thereof which remains outstanding on the date of consummation of the Cancellation Event shall be cancelled and be of no further force and effect on such consummation; provided, however, that upon the approval of the Cancellation Event by the shareholders of the Company, or the approval of the Cancellation Event by the Board of Directors of the Company if shareholder approval is not required, this option will become exercisable as to all of the shares covered hereby, irrespective of the provisions of paragraph 2. You will be given prompt notice of such approval by the shareholders of the Company or its Board of Directors. To the extent that this option is exercised after the giving of such notice and prior to the consummation of the Cancellation Event with respect to shares as to which this option, but for the provisions of this paragraph, would not otherwise be exercisable (the "Unexercisable Portion of the Option") then any exercise of all or part of the Unexercisable Portion of the Option under this paragraph 7 shall not be effective until immediately prior to the consummation of the Cancellation Event, you may also make your exercise of all or part of any exercisable portion of this option contingent on the consummation of the Cancellation Event. If the parties to the Cancellation Event should terminate it or if either of such parties is unable to meet the conditions precedent to the consummation of the Cancellation Event within the time scheduled therefore or any extention thereof mutually agreed upon by such parties, then any exercise of the Unexercisable Portion of this option pursuant to this paragraph and any contingent exercise of the exercisable portion of this option pursuant to the preceding sentence will be of no force and effect. Thereafter, this option will be exercisable only to the extent permitted under other provisions hereof.

         8. This option shall not become exercisable and the Company shall have no obligation to issue shares upon exercise of the option unless:

         (a) All registration and other qualification under all applicable federal and state laws, rules and regulations, including the Securities Act of 1933, of the shares of Common Stock of the Company issuable upon exercise of options granted under the 1984 Plan continues to be effective;

         (b) The shares issuable upon exercise of options granted under the 1984 Plan shall have been (and shall continue to be) admitted to trading, upon official notice of issuance, on any stock exchange on which the other shares of the Common Stock of the Company are listed; and

         (c) You shall have complied with all the provisions of this Agreement.

         9. This option is subject to all of the terms and conditions of the 1984 Plan, including those set forth in this Agreement. You may inspect a copy of the 1984 Plan at the office of the Secretary of the Company.

         10. This option may be exercised, in whole or in part, only by delivery to the Secretary or Corporate Controller of the Company, in a manner and on a form prescribed by the Committee administering the 1984 Plan, of a notice in writing (an "Exercise Notice"), stating that this option is exercised as to a specified number of whole shares. The Exercise Notice shall be accompanied by the purchase price for the shares to be purchased upon such exercise of this option. If this option is exercised subsequent to your termination of employment with the Company, the purchase price shall be paid in cash or by certified or cashier's check. If you exercise this option prior to termination of your employment with the Company, you may also elect to pay any portion of the purchase price by surrendering to the Company outstanding whole shares of the Common Stock of the Company of an aggregate value not exceeding the total purchase price for shares with respect to which this option is exercised, in which case you shall pay the excess of such total purchase price over the value of the whole shares so surrendered in cash or by certified or cashier's check. If you elect to surrender whole shares of the Common Stock of the Company in payment of any part of such purchase price, certificates evidencing the Common Stock of the Company so surrendered, properly endorsed or assigned to the Company, shall accompany the Exercise Notice. Such stock will be valued for this purpose at a price equal to the closing price on the New York Stock Exchange on the date that the Exercise Notice is delivered. You can elect to pay the purchase price in whole or in part by surrendering shares of the Common Stock of the Company only on a day on which the New York Stock Exchange is open for business and only if the Common Stock of the Company has not been suspended from trading at any time during that day. The obligation of the Company to issue certificates evidencing your shares upon exercise of this option is also subject to the provisions of paragraph 8 above and to compliance with all applicable requirements of law with respect to the issuance and sale of such shares, including any provision of any federal or state income tax law, rule or regulation which may require that either the Company withhold specified amounts of your income for the payment of taxes or that you pay the amount required on account of such taxes. Certificates evidencing the shares of Common Stock of the Company issuable to you upon exercise of this option will be retained by the Company until such time as you have made arrangements satisfactory to the Committee to pay the amount of tax required to be withheld under any federal or state income tax law, rule or regulation. If you have not made such arrangements prior to the expiration of the Company's fiscal year but in any event no later than thirty (30) days after the date of your Exercise Notice, the sale of shares upon the exercise of such option will be rescinded, the certificates evidencing such Common Stock of the Company will be cancelled and the consideration you have paid or delivered as the purchase price will be returned to you. In such event, you shall nonetheless be deemed to have exercised this option as to the number of shares specified in such Exercise Notice and the number of shares covered hereby with respect to which you can exercise this option thereafter on the dates set forth in paragraph 2 hereof shall be reduced by the number of shares specified in such Exercise Notice.

         11. Nothing in this Agreement shall confer upon you any right to continue in the employ of the Company or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any employee at any time, with or without cause.

         This letter shall serve as the Company's official notification to you that the above-outlined option to purchase shares of its common stock has been granted to you effective as of the date hereof. Please indicate your agreement to the foregoing by executing the copy of this Agreement and returning it to the undersigned.

                                Very truly yours,

                                COMPUTER SCIENCES CORPORATION

                                By_________________________________________

                                By_________________________________________

The foregoing is agreed to:               Grant Date: _____________________

___________________________               Grant Price: ____________________

                                          No. of Shares:___________________
SS#________________________

                                                      EXHIBIT (c)(13)(B)(iii)(a)

Re:     Non-Qualified Stock Option

Dear __________________________:

         The Committee administering the 1987 Stock Incentive Plan, (the "1987 Plan"), approved August 10, 1987, by shareholders of Computer Sciences Corporation (hereinafter called the "Company") has granted to you on the date hereof an option under the 1987 Plan to purchase ____ shares of the Company's $1.00 par value common stock (the "Common Stock") at a price of $ ___ per share, SUBJECT TO AND ONLY UPON THE FOLLOWING TERMS AND CONDITIONS:

      1. The specified term of this option shall be, subject to the provisions of paragraph 5 below, a period of ten years and thirty days, commencing on the date below and expiring at 5:00 p.m., California time, on
      ___________________.

      2. This option shall not be exercisable as to any shares covered hereby prior to ________________. Thereafter, this option shall become cumulatively exercisable as to the percentages of the number of shares covered hereby on the dates set forth in the following table:

                   Date                 Percentage Exercisable
                   ----                 ----------------------

         However, subject to paragraph 8 below, this option may become exercisable, in whole or in part, (i) at the sole discretion of the Committee upon your permanent or temporary layoff, retirement, death or disability (as defined in the 1987 Plan) prior to the expiration date of this option, or (ii) pursuant to paragraph 7(b) below.

         3. No right or interest under the 1987 Plan may be transferred, assigned or encumbered by you other than by will, or by the laws of descent and distribution.

         4. With respect to this option, if you are on leave of absence for any reason, the Committee may, at its sole discretion, determine that you will be considered as still in the employ of the Company, provided that rights to this option during your leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence.

         5. This option shall terminate on the date of termination of your employment with the Company, for any reason, except as follows: (i) if your employment is terminated by reason of your permanent or temporary layoff, this option will expire three months after the date of termination or the date in paragraph 1, whichever occurs sooner. This option may be exercised in accordance with the terms and conditions of the 1987 Plan, but only to the extent exercisable within three months after permanent or temporary layoff, unless the Committee determines otherwise. If you are terminated by the Company because of permanent or temporary layoff and return to the employ of the Company within three months after the date of such layoff, any unexercised portion of this option will be exercisable in accordance with the terms and conditions set forth at the time this option was granted, except that any conditions which may require continued employment will not be deemed to apply to the three month or shorter period during which time you were not employed by the Company due to termination as described in this paragraph; (ii) if you retire from the employ of the Company (after age 60, or earlier with the consent of the Committee), this option will expire three years thereafter or the date in paragraph 1, whichever occurs sooner. During this period, this option may be exercised in accordance with the terms and conditions of the 1987 Plan, but only to the extent exercisable on the date of retirement, unless otherwise determined by the Committee; (iii) if your employment is terminated by reason of your death or disability while employed by the Company, this option will expire three years after the date of death or disability, unless the date in paragraph 1 occurs sooner. If you die or suffer a disability within the three-year period referred to in subparagraph (ii) above, this option will expire upon the later of three years after retirement or one year after the date of death or disability, unless the date in paragraph 1 occurs sooner. This option may be exercised only to the extent exercisable on the date of death or disability, unless otherwise determined by the Committee.

         6. This option may be exercised during your lifetime only by you or your guardian or legal representative. If you die at a time when you have not fully exercised this option, any personal representative empowered to do so under your will or the then applicable laws of descent and distribution shall have the right to exercise this option in accordance with paragraph 5 (iii).

         7(a). In the event of any changes affecting the shares of Common Stock as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, the Committee shall make such adjustment in the maximum number of shares authorized under the 1987 Plan and in the number of shares, option prices or other prices of shares subject to outstanding awards granted under the 1987 Plan without change in the aggregate purchase price or value.

         7(b). In the event of (i) the dissolution or liquidation of the Company, or (ii) a reorganization, merger or consolidation where the class of securities under the 1987 Plan are exchanged for or converted into cash or property or securities not issued by the Company, or (iii) a change in control of the Company (as defined in the 1987 Plan), the Committee may determine, in its sole discretion, that this option is then exercisable, in whole or in part, irrespective of the provisions of paragraph 2.

      8. This option shall not become exercisable and the Company shall have no obligation to issue shares upon exercise of the option unless:

         (a) All registration and other qualification under all applicable federal and state laws, rules and regulations, including the Securities Act of 1933, of the shares of Common Stock of the Company issuable upon exercise of options granted under the 1987 Plan continues to be effective;

         (b) The shares issuable upon exercise of options granted under the 1987 Plan shall have been (and shall continue to be) admitted to trading, upon official notice of issuance, on any stock exchange on which the other shares of the Common Stock of the Company are listed; and

         (c) You shall have complied with all the provisions of this Agreement.

         9. This option is subject to all of the terms and conditions of the 1987 Plan, including those set forth in this Agreement. You may inspect a copy of the 1987 Plan at the office of the Secretary of the Company.

         10. This option may be exercised, in whole or in part, only by delivery to the Secretary or Corporate Controller of the Company, in a manner and on a form prescribed by the Committee administering the 1987 Plan, of a notice in writing (an "Exercise Notice"), stating that this option is exercised as to a specified number of whole shares. The Exercise Notice shall be accompanied by the purchase price for the shares to be purchased upon such exercise of this option. If this option is exercised subsequent to your termination of employment with the Company, the purchase price shall be paid in cash or by certified or cashier's check. If you exercise this option prior to termination of your employment with the Company, you may also elect to pay any portion of the purchase price by surrendering to the Company outstanding whole shares of the Common Stock of the Company of an aggregate value not exceeding the total purchase price for shares with respect to which this option is exercised, in which case you shall pay the excess of such total purchase price over the value of the whole shares so surrendered in cash or by certified or cashier's check. If you elect to surrender whole shares of the Common Stock of the Company in payment of any part of such purchase price, certificates evidencing the Common Stock of the Company so surrendered, properly endorsed or assigned to the Company, shall accompany the Exercise Notice. Such stock will be valued for this purpose at a price equal to,the closing price of the New York Stock Exchange Composite Tape on the date that the Exercise Notice is delivered. You can elect to pay the purchase price in whole or in part by surrendering shares of the Common Stock of the Company only on a day on which the New York Stock Exchange is open for business and only if the Common Stock of the Company has not been suspended from trading at any time during that day. The obligation of the Company to issue certificates evidencing your shares upon exercise of this option is also subject to the provisions of paragraph 8 above and in compliance with all applicable requirements of law with respect to the issuance and sale of such shares, including any provision of any federal or state income tax law, rule or regulation which may require that either the Company withhold specified amounts of your income for the payment of taxes or that you pay the amount required on account of such taxes. Certificates evidencing the shares of Common Stock of the Company issuable to you upon exercise of this option will be retained by the Company until such time as you have made arrangements satisfactory to the Committee to pay the amount of tax required to be withheld under any federal or state income tax law, rule or regulation. If you have not made such arrangements prior to the expiration of the Company's fiscal year but in any event no later than thirty (30) days after the date of your Exercise Notice, the sale of shares upon the exercise of such option will be rescinded, the certificates evidencing such Common Stock of the Company will be cancelled and the consideration you have paid or delivered as the purchase price will be returned to you. In such event, you shall nonetheless be deemed to have exercised this option as to the number of shares specified in such Exercise Notice and the number of shares covered hereby with respect to which you can exercise this option thereafter on the dates set forth in paragraph 2 hereof shall be reduced by the number of shares specified in such Exercise Notice.

      11. Nothing in this Agreement shall confer upon you any right to continue in the employ of the Company or affect the right of the Company to terminate your employment at any time, with or without cause.

      This letter shall serve as the Company's official notification to you that the above-outlined option to purchase shares of its Common Stock has been granted to you effective as of the date thereof. Please indicate your agreement to the foregoing by executing the copy of this Agreement and returning it to the undersigned.

Grant Date: _________________       Very truly yours,

Grant Price:_________________       COMPUTER SCIENCES CORPORATION


No. of Shares:

The foregoing is agreed to:

___________________________          By _______________________

SS#:_______________________          By _______________________

                                                      EXHIBIT (c)(13)(B)(iii)(b)



Re: Non-Qualified Stock Option




Dear ___________________________:

         The Committee administering the 1987 Stock Incentive Plan, approved August 10, 1987, by shareholders of Computer Sciences Corporation (hereinafter called the "Company") as amended by the "Schedule to 1987 Stock Incentive Plan" attached hereto and made a part hereof (collectively the "1987 Plan") has granted to you on the date hereof an option under the 1987 Plan to purchase _____ shares of the Company's $1.00 par value common stock (the "Common Stock") at a price of $ ___________ per share, SUBJECT TO AND ONLY UPON THE FOLLOWING TERMS AND CONDITIONS:

         1. The specified term of this option shall be, subject to the provisions of paragraph 4 below, a period of ten years and thirty days, commencing on the date below and expiring at 5:00 p.m., California time, on
______________________.

         2. This option shall not be exercisable as to any shares covered hereby prior to ___________________. Thereafter, this option shall become cumulatively exercisable as to the percentages of the number of shares covered hereby on the dates set forth in the following table:

Date                     Percentage Exercisable
----                     ----------------------




         3. No right or interest under the 1987 Plan may be transferred, assigned or encumbered by you other than by will, or by the laws of descent and distribution.

         4. This option shall terminate on the date of termination of your employment with the Company, for any reason, except as may be otherwise provided in the 1987 Plan (including the Schedule thereto).

         5. This option may be exercised during your lifetime only by you or your guardian or legal representative. If you die, any personal representative empowered to do so under your will or the then applicable laws of descent and distribution shall have the right to exercise this option in accordance with the terms of the 1987 Plan (including the Schedule thereto).

         6. This option shall not become exercisable and the Company shall have no obligation to issue shares upon exercise of the option unless:

            (a) All registration and other qualification under all applicable federal and state laws, rules and regulations, including the Securities Act of 1933, of the shares of Common Stock of the Company issuable upon exercise of options granted under the 1987 Plan continues to be effective;

            (b) The shares issuable upon exercise of options granted under the 1987 Plan shall have been (and shall continue to be) admitted to trading, upon official notice of issuance, on any stock exchange on which the other shares of the Common Stock of the Company are listed; and

            (c) You shall have complied with all the provisions of this Agreement.

         7. This option is subject to all of the terms and conditions of the 1987 Plan, (including the Schedule thereto). You may inspect a copy of the 1987 Plan at the office of the Secretary of the Company. In the event of an inconsistency between the Plan as originally approved, the Schedule to the 1987 Stock Incentive Plan and this Agreement the following descending order of precedence shall apply:

         1. The Schedule to the 1987 Stock Incentive Plan

         2. This Agreement

         3. The 1987 Stock Incentive Plan as originally approved.

         8. This option may be exercised, in whole or in part, only by delivery to the Secretary or Corporate Controller of the Company, in a manner and on a form prescribed by the Committee administering the 1987 Plan, of a notice in writing (an "Exercise Notice"), stating that this option is exercised as to a specified number of whole shares. The Exercise Notice shall be accompanied by the purchase price for the shares to be purchased upon such exercise of this option. If this option is exercised subsequent to your termination of employment with the Company, the purchase price shall be paid in cash or by certified or cashier's check. If you exercise this option prior to termination of your employment with the Company, you may also elect to pay any portion of the purchase price by surrendering to the Company outstanding whole shares of the Common Stock of the Company of an aggregate value not exceeding the total purchase price for shares with respect to which this option is exercised, in which case you shall pay the excess of such total purchase price over the value of the whole shares so surrendered in cash or by certified or cashier's check. If you elect to surrender whole shares of the Common Stock of the Company in payment of any part of such purchase price, certificates evidencing the Common Stock of the Company so surrendered, properly endorsed or assigned to the Company, shall accompany the Exercise Notice. Such stock will be valued for this purpose at a price equal to the closing price of the New York Stock Exchange Composite Tape on the date that the Exercise Notice is delivered. You can elect to pay the purchase price in whole or in part by surrendering shares of the Common Stock of the Company only on a day on which the New York Stock Exchange is open for business and only if the Common Stock of the Company has not been suspended from trading at any time during that day. The obligation of the Company to issue certificates evidencing your shares upon exercise of this option is also subject to the provisions of paragraph 6 above and to compliance with all applicable requirements of law with respect to the issuance and sale of such shares, including any provision of any federal or state income tax law, rule or regulation which may require that either the Company withhold specified amounts of your income for the payment of taxes or that you pay the amount required on account of such taxes. Certificates evidencing the shares of Common Stock of the Company issuable to you upon exercise of this option will be retained by the Company until such time as you have made arrangements satisfactory to the Committee to pay the amount of tax required to be withheld under any federal or state income tax law, rule or regulation. If you have not made such arrangements prior to the expiration of the Company's fiscal year but in any event no later than thirty (30) days after the date of your Exercise Notice, the sale of shares upon the exercise of such option will be rescinded, the certificates evidencing such Common Stock of the Company will be cancelled and the consideration you have paid or delivered as the purchase price will be returned to you. In such event, you shall nonetheless be deemed to have exercised this option as to the number of shares specified in such Exercise Notice and the number of shares covered hereby with respect to which you can exercise this option thereafter on the dates set forth in paragraph 2 hereof shall be reduced by the number of shares specified in such Exercise Notice.

      9. Nothing in this Agreement shall confer upon you any right to continue in the employ of the Company or affect the right of the Company to terminate your employment at any time, with or without cause.

      This letter shall serve as the Company's official notification to you that the above-outlined option to purchase shares of its Common Stock has been granted to you effective as of the date thereof. Please indicate your agreement to the foregoing by executing the copy of this Agreement and returning it to the undersigned.

                                   Very truly yours,

                                   COMPUTER SCIENCES CORPORATION

                                    By
                                       ---------------------------------------
                                        Name:
                                        Title:


                                    By
                                       ---------------------------------------
                                        Name:
                                        Title:


The foregoing is agreed             Grant Date:
to:
                                    Grant Price:

  ----------------------            No. of Shares:
         Employee

                          COMPUTER SCIENCES CORPORATION




                      SCHEDULE TO 1987 STOCK INCENTIVE PLAN

                          COMPUTER SCIENCES CORPORATION
                      SCHEDULE TO 1987 STOCK INCENTIVE PLAN



                                    Preamble

This Schedule is solely for the benefit of employees of the Company and of any corporation under the Control of the Company who reside in the United Kingdom. The terms and conditions of the Schedule are established to be a Plan capable of approval as an "approved share option scheme" under Schedule 10 to the Finance Act 1984 of the United Kingdom.

1.     DEFINITIONS

In this Schedule the following words and expressions shall have the following meanings:

"Adoption Date"                            the date on which the Board
                                           adopted these Rules.

"Associated Company"                       has the same meaning as in
                                           Section 302 of the Income and
                                           Corporation Taxes Act 1970.

"Board"                                    the board of directors of the
                                           Company or, except in Rule
                                           10.4, a duly constituted
                                           committee thereof.

"Company'                                  Computer Sciences Corporation,
                                           a Nevada corporation (or, in
                                           respect of any "new rights"
                                           within the meaning of Rule
                                           7.4, the "acquiring company"
                                           within the meaning of Rule
                                           7.4).

"Control"                                  has the same meaning as in
                                           Section 534 of the Income and
                                           Corporation Taxes Act 1970.

"Date of Grant"                            the date in which an Option
                                           is, was or is to be granted
                                           under the Plan.

"Dealing Day"                              a day on which the Stock
                                           Exchange is open for, and
                                           transacts business in, shares.

"Eligible Employee"                          any employee (other than a
                                             director) of any Participating
                                             Company who at the relevant
                                             time:

                                             i  is required to devote to
                                                his duties not less than
                                                20 hours per week (excluding
                                                meal breaks) and

                                            ii. is not precluded by paragraph
                                                4(l)(b) of Schedule 10 (material
                                                interest in a close company)
                                                from participating in the Plan,
                                                and

                                           iii. does not own stock
                                                possessing more than 5% of
                                                the total combined voting
                                                power of all classes of
                                                stock in the Company.

"Governing Plan"                             the Company's 1987 Stock Incentive
                                             Plan under which the Rules operate
                                             as a schedule thereto.

"Market Value"                               if the Shares are at the time
                                             listed on the Stock Exchange, then
                                             on any day the reported closing
                                             price of a Share as such price is
                                             officially reported, on that day or
                                             the last preceding Dealing Day;

                                             if the Shares are at the time not
                                             listed on the Stock Exchange, then
                                             on any day the market value of a
                                             Share determined in accordance with
                                             the provisions of part VIII of the
                                             Capital Gains Tax Act 1979 and
                                             agreed prior to that day for the
                                             purposes of the Plan with the
                                             Inland Revenue Shares Valuation
                                             Division.

"Option" a right to subscribe for Shares granted (or to be granted) in accordance with the Rules of this Plan.

"Participating Company"                      the Company and any other
                                             corporation of which the Company
                                             has Control and which is for the
                                             time being nominated by the Board
                                             to be a participating company.

"Plan" the employee share option plan constituted and governed by these Rules as from time to time amended.

"Relevant Emoluments"                        the meaning which the term bears in
                                             paragraph 5(2) of Schedule 10 by
                                             virtue of paragraph 5(5).

"Rules"                                      This schedule to the Governing
                                             Plan.

"Schedule 10"                                Schedule 10 to the Finance Act
                                             1984.

"Share" An ordinary share of common stock of $1.00 par value in the capital of the Company which satisfies the conditions specified in paragraphs 7 to 11 inclusive of Schedule 10 (or, in respect of any "new rights" within the meaning of Rule 7.4, a share in the capital of the "acquiring company" within the meaning of Rule 7.4 which satisfies the said conditions).

"Stock Exchange"                             The New York Stock Exchange.

"Subscription Price"                         the price at which each Share
                                             subject to an Option may be
                                             acquired on the exercise of that
                                             Option being, subject to Rule 8,
                                             the higher of:

                                             i. the nominal (par) value of a
                                                Share and

                                             ii. the Market Value of a Share on
                                                 the day the Option was granted
                                                 pursuant to Rule 2.

 "Subsisting Option"                         an Option which has neither lapsed
                                             nor been exercised.

 "Year of Assessment"                        a year beginning on any 6
                                             April and ending on the
                                             following 5 April.

         References to legislation are references to United Kingdom statutes and include such enactments modified, extended or re-enacted.

2.       GRANT OF OPTIONS

         From time to time, but in any case not earlier than the Adoption Date nor later than June 19, 1997, the Board may select at its discretion (without being bound by selections made in prior years) one or more Eligible Employees whom the Board determines to have a direct and significant impact on the performance of the Company, and may following such selection grant to such one or more Eligible Employees an Option to acquire Shares in the Company. The grant of each such Option shall be evidenced by the issue to the Option holder of a certificate of option specifying:

         i. the maximum number of Shares over which that Option shall relate, being determined at the discretion of the Board save that it shall not be so large that the grant of such Option over that number of Shares would cause the limits specified in Rule 5 to be exceeded, and

         ii. the Subscription Price at which Shares may be acquired on the exercise of the Option, and

         iii. such other conditions to be met before an Option may be exercised as the Board may determine (and in particular the achievement of preestablished performance objectives), subject to these having been approved in advance by the Inland Revenue
                  - such approval being unnecessary if the conditions relate to growth in corporate sales, profit, return on capital, return on stockholders' funds or similar published and objective measures of corporate performance.

        The certificate of option shall in other respects be in such form, not inconsistent with these Rules, as the Board may determine.

3.      OTHER TERMS OF OPTIONS

3.1 Unless the Option is to be granted under seal, a consideration not exceeding (pound)-1 shall be paid by the Eligible Employee.

3.2 other than as a result of the operation of Rule 8, the terms of a Subsisting Option shall not be altered without the prior consent of the Inland Revenue.

4.       NON-TRANSFERABILITY OF OPTIONS

         No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each certificate of Option shall carry a statement to this effect.

5.       LIMITATIONS ON GRANTS

5.1 No Option shall be granted pursuant to Rule 2 above if such grant would result in the aggregate of

         i. the number of Shares over which Subsisting Options over unissued Shares have been granted under these Rules and

         ii. the number of Shares which have been issued on the exercise of Options granted under these Rules and

         iii. the number of Shares over which subsisting options over unissued Shares have otherwise been granted under the Governing Plan during the period since June 19, 1987 and

         iv. the number of Shares which have otherwise been issued pursuant to the Governing Plan during the period since June 19, 1987 exceeding 750,000 Shares (or such other higher figure as may be approved by the Company's stockholders from time to time for the purposes of the Governing Plan).

5.2 No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options over Shares with an aggregate Subscription Price exceeding the greater of

         i. (pound)100,000 or

        ii. four times the amount of the Eligible Employee's Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were no Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

        For the purposes of this Rule 5.2, Options shall include all Options granted under this Plan and all options granted under any other plan approved under Schedule 10 and established by the Company or any Associated Company thereof.

6.      EXERCISE OF OPTIONS

6.1      (a)    Subject to Rule 9 below and to Rule 2(iii) any Subsisting
                Option may be exercised in whole or in part at such time or times, during such period, and for such number of Shares as shall be determined by the Board and set out in the certificate of option.

         (b) In the event of the death of an Option holder, his personal representatives may (if so provided in the certificate of option and subject to Rule 6.2) exercise any Subsisting Option to the extent provided in the certificate of option within a period not exceeding twelve months from the death of the Option holder.

         (c) In the event of the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Board, for any other reason may (if so provided in the certificate of option and subject to Rule 6.2) exercise any Subsisting Option to the extent provided in the certificate of option within a period not exceeding thirty-six (or in the case of redundancy, three) months from the date of cessation.

         (d) in the event of the Option holder ceasing to be an employee of any Participating Company by reason of dismissal for fault, or for any reason not covered by the relevant certificate of option, any Subsisting option shall thereupon lapse.

6.2     An Option shall lapse on the earliest of the following events:

        i.      any date specified in the certificate of option.

        ii.     the tenth anniversary of the date of grant.

        iii.    the first anniversary of the Option holder's death.

        iv. unless the certificate of option specifies a shorter period, thirty-six months following the Option holder ceasing to be an employee of any Participating Company (except in the case of redundancy when the period shall be reduced to three months).

         v. on completion of the dissolution, liquidation, reorganization, merger or consolidation of the Company pursuant to Rule 7 (unless an option swap under Rule 7.3 is in operation).

         vi.    the Option holder being adjudicated bankrupt.

7.       LIQUIDATIONS, CAPITAL RECONSTRUCTIONS AND TAKEOVERS

7.1 In the event that the Company or its stockholders enters into an agreement to dissolve or liquidate the Company, all Subsisting Options shall immediately become fully exercisable.

7.2 In the event that the Company seeks the approval of its stockholders to an agreement to reorganize, merge or consolidate the Company with one or more corporations as a result of which the outstanding Shares are exchanged for (or converted into) cash, property or other securities not issued by the Company, then all Subsisting Options shall immediately become fully exercisable, unless the Board has elected for an "option swap" as set out in Rules 7.3 and 7.4 below.

7.3 The Board may elect for an option swap to become operative if a company (the "acquiring company") obtains Control of the Company as a result of making either a general offer to acquire the whole of the issued share capital of the Company subject to a condition which (if satisfied) will result in the person making the offer having Control of the Company, or a general offer to acquire all of the Shares.

7.4 If the Board elects for an option swap, then any option holder shall, by agreement with the acquiring company and within a period not exceeding six months beginning with the time when the acquiring company has obtained Control of the Company (and any condition subject to which the offer is made is satisfied), release his rights under the Plan
         (the "old rights") in consideration of the grant to him of rights (the "new rights") which are equivalent to the old rights but relate to shares in a different company - whether the acquiring company itself or some other company falling within paragraphs 7(b) or 7(c) of Schedule 10; and for this purpose the new rights will be regarded as equivalent to the old rights if the new rights satisfy the provisions of paragraph 4A(3) of Schedule 10.

7.5 The exercise of an Option pursuant to Rules 7.1 and 7.2 shall be subject to the provisions of Rule 9 below.

7.6 The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

8.       VARIATION OF SHARE CAPITAL

         In the event of any capitalization or rights issue or any consolidation, sub-division or reduction of capital by the Company, the aggregate number of Shares issuable under the Plan, the number of Shares subject to any Option and the Subscription Price for each of those Shares shall be adjusted in such appropriate and proportional manner as the Board confirms to be fair and reasonable provided that:

         i. the aggregate amount payable on the exercise of an Option in full is not increased, and

         ii. no adjustment shall be made without the prior approval of the Board of Inland Revenue, and

         iii. following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 7 to 11 inclusive of Schedule 10.

9.       MANNER OF EXERCISE OF OPTIONS

9.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 4(l)(b) of Schedule 10 from participating in the Plan (material interest in a close company).

9.2 No Option may be exercised at any time when the Shares which may be thereby acquired are not Shares as defined in Rule 1.1.

9.3 An Option shall be exercised by the Option holder, or in the case of an Option exercisable in accordance with Rule 6.1(b) his personal representatives, giving notice to the Company in writing of the whole number of Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment in full and the relevant certificate of option and shall be effective on the date of its receipt by the Company.

9.4 The Company will allot and if necessary issue Shares pursuant to a notice of exercise within 30 days of the date of exercise. Save for any rights determined by reference to a date preceding the date of allotment, such Shares where issued shall rank pari passu with the other shares of the same class in issue at the date of allotment.

9.5 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and, insofar as the partial exercise is not already provided for in the certificate of option, a new certificate of option shall be issued accordingly by the Company as soon as possible after the partial exercise. No fractional Shares may be issued pursuant to the exercise of an Option.

10.      ADMINISTRATION AND AMENDMENT

10.1 The Plan shall be administered by the Board whose decision on all disputes shall be final.

10.2     The Board may from time to time amend these Rules provided that:

         i. no amendment may detrimentally affect an Option holder as regards to an Option granted prior to the amendment being made

         ii. no amendment may be made which would change the class of persons eligible to receive Options, or materially increase the benefits accruing to Option holders or increase the limit specified in Rule 5.1 or change Rule 10.4 without the prior approval of the Company's stockholders, and

         iii. no amendment shall have effect until approved by the Inland Revenue as not being contrary to Schedule 10.

10.3 The cost of establishing and operating the Plan shall be borne by the Participating Companies in such proportions as the Board shall determine.

10.4 The Board may establish a committee consisting of not less than three disinterested persons (who are not and have not within the preceding twelve months been themselves eligible to receive grants of Options under the Plan or any other plan of the Company) and to whom any or all of its powers in relation to the Plan may be delegated.

10.5 Any notice or other communication under or in connection with the Plan may be given by the Company either personally or by post and to the Company either personally or by post to an authorized representative; items sent by post shall be prepaid and shall be deemed to have been received 72 hours after posting.

10.6 The Company shall at all times keep available sufficient authorized and unissued Shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed nor been fully exercised, taking account of any other obligations of the Company to issue unissued Shares.

10.7 The Board may at any time terminate the Plan but the provisions of the Plan shall remain in force for Subsisting Options.

10.8 Nothing in these Rules or in any document pursuant hereto shall confer on any Eligible Employee any rights not expressed herein, in particular any right to remain in the employ of the Company.

10.9 Except insofar as this Plan shall be construed as a Schedule to the Governing Plan (and is established under the authority of Rule 11 of the Governing Plan), the Governing Plan shall not apply to the Plan.

                                                       EXHIBIT (c)(13)(B)(iv)(a)


                          COMPUTER SCIENCES CORPORATION
                            1990 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


               This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ___________day of ________, 19__ (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ___________________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

               WHEREAS, the Company's 1990 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on May 7, 1990 and approved by the stockholders of the Company on August 13, 1990;

               WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

               WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

               NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

               1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase _________ shares of Common Stock (the "Option Shares") at an exercise price of $_______ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on _________________________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

     Percentage of Option Shares Vesting              Anniversary of Grant Date

               2.     Acceleration and Termination.

                      (a)    Termination of Status as Full-Time Employee.

                              (i) Retirement. If the Employee's status as a
                full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earliest of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                             (ii) Death or Permanent Disability. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                             (iii) Lay-Off or Leave of Absence. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                             (iv) Other Termination. If the Employee's status as
               a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, then the Option shall terminate upon the date of such termination of full-time status.

                      (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                      (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i) unless the Committee shall determine otherwise,
               the approval of any of the following by both the Board of Directors and the shareholders of the Company: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company or
               (C) a reorganization, merger of consolidation of the Company the consummation of which would result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company;

                             (ii) unless the Committee shall determine otherwise
               within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                             (iii) any date upon which the directors of the
               Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                             (iv) a change of control of the Company of the type
               required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

                      (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                             (i) the dissolution or liquidation of the Company;

                             (ii) a sale of substantially all of the property
               and assets of the Company, unless the terms of such sale shall provide otherwise; or

                             (iii) a reorganization, merger or consolidation of
               the Company that results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, unless the terms of such reorganization, merger or consolidation provide otherwise.

               3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

               4.     Exercise.

                      (a) The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as hereinafter defined) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                      (b) The "Fair Market Value" of a share of Common Stock on any day shall be equal to the last sale price, regular way, of a share of Common Stock on such day, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

               5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company;

provided, however, that the Employee may instead pay all or any part of the Withholding Liability by either of the following methods:

                      (a) by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                      (b) by instructing the Company to withhold shares of Common Stock otherwise issuable upon such exercise of the Option (such withholding to be valued on the basis of the aggregate Fair Market Value of the withheld shares on the date of such exercise), provided that if the Employee is then subject to Section 16(b) of the Exchange Act, such method of payment may only be used if, in the opinion of the General Counsel of the Company, such use would not cause the Employee to incur any liability pursuant to Section 16(b).

               6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

               7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

               8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

               9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

               10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

               11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

               12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

               13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

                                                 COMPUTER SCIENCES CORPORATION



                                                 By
-----------------------------                      -----------------------------
Employee:                                            Name:
                                                     Title:

SS#:
Grant Date:
Grant Price:                                     By
Options Granted:                                   -----------------------------
                                                     Name:
                                                     Title:

                                                       EXHIBIT (c)(13)(B)(iv)(b)

                          COMPUTER SCIENCES CORPORATION
                            1990 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT


         This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ___ day of __________, 19_ (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ___________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

         WHEREAS, the Company's 1990 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on May 7, 1990 and approved by the shareholders of the Company on August 13, 1990;

         WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

         WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Grant of Options; certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase _________ shares of Common Stock (the "Option Shares") at an exercise price of $________ per share (the "Exercise Price") , which option shall expire at 5:00 p.m., California time, on _________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option is intended not to qualify as an incentive option under Section 422 of the Internal Revenue Code. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

                      PERCENTAGE OF OPTION SHARES THAT VEST
                       UPON EACH ANNIVERSARY OF GRANT DATE

                      Percentage of               Anniversary of
                      Option Shares               Grant Date
                      -------------               ----------




         2. Acceleration and Termination.

         (a) Termination of Status as Full-Time Employee.

                  (i) Retirement. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, then
         (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earliest of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable, six months after the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                  (ii) Death or Permanent Disability. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate an such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or six months after the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                  (iii) Lay-Off or Leave of Absence. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the option shall terminate on such earlier date.

                  (iv) Other Termination. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, then the Option shall terminate upon the date of such termination of full-time status.

         (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or six months after the date of such death.

         (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all option Shares upon the first to occur of the following:

                  (i) unless the Committee shall determine otherwise, the approval of any of the following by both the Board of Directors and the shareholders of the Company: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company or (C) a reorganization, merger of consolidation of the Company the consummation of which would result in the outstanding securities of any class then subject to the option being exchanged for or converted into cash, property and/or securities not issued by the Company;

                  (ii) unless the Committee shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                  (iii) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

             (iv) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

         (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                  (i) the dissolution or liquidation of the Company;

                  (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise; or

                  (iii) a reorganization, merger or consolidation of the Company that results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, unless the terms of such reorganization, merger or consolidation provide otherwise.

         3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

         4. Exercise. The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice") , together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company; provided, however, that the Employee may instead pay all or any part of the Withholding Liability by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the company, such issuance or delivery would cause the company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

         7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

         8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

         9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

         10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of the Employee at any time and for any reason, or for no reason, unless the Employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

         11. Successors. This Agreement shall be binding upon and inure to the benefit of the company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

         12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

         13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.


The foregoing is agreed to:             COMPUTER SCIENCES CORPORATION

                                      By
------------------------------          ----------------------------------------
Employee:                                Name:
                                         Title:

SS#:

                                      By
                                        ----------------------------------------
Grant Date:                              Name:
                                         Title:
Grant Price:

Options Granted:

                                                        EXHIBIT (c)(13)(B)(v)(a)


                          COMPUTER SCIENCES CORPORATION
                            1992 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


               This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the _______ day of __________________, 19___ (the
"Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ____________________________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

               WHEREAS, the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992 and approved by the stockholders of the Company on August 10, 1992;

               WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

               WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

               NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

               1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase __________ shares of Common Stock (the "Option Shares") at an exercise price of $_________ per share (the "Exercise Price"), which option shall expire at 5:00 p.m.,California time, on _____________________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

      Percentage of Option Shares Vesting             Anniversary of Grant Date

               2.     Acceleration and Termination.

                      (a)    Termination of Status as Full-Time Employee.

                             (i) Retirement. If the Employee's status as a
               full-time employee of the Company or any of its subsidiaries is terminated after December 31, 1996 by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                             (ii) Death or Permanent Disability. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                             (iii) Lay-Off or Leave of Absence. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                             (iv) Other Termination. If the Employee's status as
               a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, then the Option shall terminate upon the date of such termination of full-time status.

                      (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                      (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i) unless the Committee shall determine otherwise,
               the approval of any of the following by both the Board of Directors and the shareholders of the Company: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company or
               (C) a reorganization, merger of consolidation of the Company the consummation of which would result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company;

                             (ii) unless the Committee shall determine otherwise
               within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                             (iii) any date upon which the directors of the
               Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                             (iv) a change of control of the Company of the type
               required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

                      (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                              (i) the dissolution or liquidation of the Company;

                             (ii) a sale of substantially all of the property
               and assets of the Company, unless the terms of such sale shall provide otherwise; or

                             (iii) a reorganization, merger or consolidation of
               the Company that results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, unless the terms of such reorganization, merger or consolidation provide otherwise.

               3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

               4.     Exercise.

                      (a) The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as hereinafter defined) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                      (b) The "Fair Market Value" of a share of Common Stock on any day shall be equal to the last sale price, regular way, of a share of Common Stock on such day, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

               5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company;

provided, however, that the Employee may instead pay all or any part of the Withholding Liability by either of the following methods:

                      (a) by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                      (b) by instructing the Company to withhold shares of Common Stock otherwise issuable upon such exercise of the Option (such withholding to be valued on the basis of the aggregate Fair Market Value of the withheld shares on the date of such exercise), provided that if the Employee is then subject to Section 16(b) of the Exchange Act, such method of payment may only be used if, in the opinion of the General Counsel of the Company, such use would not cause the Employee to incur any liability pursuant to Section 16(b).

               6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

               7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

               8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

               9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

               10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

               11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

               12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

               13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

                                                 COMPUTER SCIENCES CORPORATION



                                                 By
-----------------------------                      -----------------------------
Employee:                                            Name:
                                                     Title:

SS#:
Grant Date:
Grant Price:                                     By
Options Granted:                                   -----------------------------
                                                     Name:
                                                     Title:

                                                       EXHIBIT (c)(13)(B)(v)(b)


                          COMPUTER SCIENCES CORPORATION

                            1992 STOCK INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT





         This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the ___________ day of _________________, 19___ (the "Grant
Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ___________________________, a full-time employee of the
Company and/or one or more of its subsidiaries (the "Employee").

         WHEREAS the Company's 1992 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 15, 1992, approved by the shareholders of the Company on August 10, 1992, and adapted by the conforming "Schedule to 1992 Stock Incentive Plan" attached hereto and made a part hereof (collectively the "1992 Plan") to comply with applicable laws of the United Kingdom;

         WHEREAS, pursuant to the 1992 Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the 1992 Plan (the "Committee"); and

         WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase ____________ shares of Common Stock (the "Option Shares") at an exercise price of $__________ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on _____________________________
and shall be subject to all of the terms and conditions set forth in this Agreement including the Schedule thereto, (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE U.S. INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to nearest whole share) indicated below:

                     PERCENTAGE OF OPTION SHARES THAT VEST
                      UPON EACH ANNIVERSARY OF GRANT DATE

                     Percentage of           Anniversary of
                     Option Shares             Grant Date


         2. Acceleration and Termination. This option shall terminate on the date of termination of your employment with the Company, for any reason, except as may be otherwise provided in the 1992 Plan. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

         3. Adjustments. In the event of any change to the outstanding securities of the class then subject to the Option and for whatever reason for the change, the Committee shall make appropriate and proportionate adjustments pursuant to the 1992 Plan.

         4. Exercise. The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law and in accordance with the terms of the 1992 Plan. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the 1992 Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         5.  Stock Exchange Requirements; Applicable Laws.   Notwithstanding
anything to the contrary in this Agreement, (including the Schedule thereto), no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rules, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

         6. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

         7. Plan. The Option is granted pursuant to the 1992 Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the 1992 Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement (including the Schedule thereto). The interpretation and construction by the Committee of the 1992 Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the 1992 Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option. In the event of an inconsistency between the Plan as originally approved, the Schedule to the 1992 Stock Incentive Plan and this Agreement the following descending order of precedence shall apply:

         1.      The Schedule to the 1992 Incentive Plan

         2.      This Agreement

         3. The 1992 Stock Incentive Plan as originally approved provided that in no event shall the obligations of the Company be construed more broadly than the authority extended by the Company's stockholders pursuant to the 1992 Stock Incentive Plan.



         8. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement (including the Schedule thereto).

         9. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1992 Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

         10. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

         11. Entire Agreement; Amendments and Waivers. This Agreement, (including the 1992 Plan), embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement (including the Schedule thereto) may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such term and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

         12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

The foregoing is agreed to:
                                            COMPUTER SCIENCES CORPORATION



________________________                    By ________________________________
Employee:                                      Name:
                                               Title:


SS#:



                                            By ________________________________
Grant Date:                                    Name:
                                               Title:

Grant Price:



Options Granted:

                          COMPUTER SCIENCES CORPORATION




                      SCHEDULE TO 1992 STOCK INCENTIVE PLAN

                          COMPUTER SCIENCES CORPORATION
                      SCHEDULE TO 1992 STOCK INCENTIVE PLAN
                   RULES OF THE COMPUTER SCIENCES CORPORATION
                           EMPLOYEE SHARE OPTION PLAN
PREAMBLE

This Schedule is solely for the benefit of employees of the Company and of any corporation under the Control of the Company who reside in the United Kingdom. The terms and conditions of the Schedule are established to be a Plan capable of approval as an "approved share option scheme" under Schedule 9 to the Income & Corporation Taxes Act of 1988.

1.      DEFINITIONS

        In this Schedule the following words and expressions shall have the following meanings:

        "Adoption Date"             the date on which the Board adopted these
                                    Rules

        "Approval Date"             the date on which the Plan is approved by
                                    the Board of the Inland Revenue under
                                    Schedule 9

        "Associated Company"        has the same meaning as in Section 416

        "Board" the board of directors of the Company or, except in Rule 10.4, a duly constituted committee thereof

        "Company"                   Computer Sciences Corporation, a Nevada
                                    corporation (or, in respect of any "new
                                    rights" within the meaning of Rule 7.4, the "acquiring company" within the meaning of Rule 7.4)

        "Control"                   has the same meaning as in Section 840

        "Date of Grant"             the date in which an option is, was or is
                                    to be granted under the Plan

        "Dealing Day                a day on which the Stock Exchange is open
                                    for, and transacts business in, shares

        "Eligible Employee"         (a) any employee (other than a director) of
                                        any Participating Company who at the
                                        relevant time:

                                        (i)    is required to devote to his
                                               duties not less than 20 hours per
                                               week (excluding meal breaks; and

                                        (ii)   is not precluded by paragraph 8
                                               of Schedule 9 (material interest
                                               in a close company) from
                                               participating in the Plan; and

                                        (iii)  does not own stock possessing
                                               more than 5% of the total
                                               combined voting power of all
                                               classes of stock in the Company;
                                               or

                                    (b) any director of any Participating
                                        Company who is required to devote to his duties not less than 25 hours per week (excluding meal breaks; and

                                        (i)    is not precluded by paragraph 8
                                               of Schedule 9 (material interest
                                               in a close company) from
                                               participating in the Plan; and

                                        (ii)   does not own stock possessing
                                               more than 5% of the total
                                               combined voting power of all
                                               classes of stock in the Company

        "Governing Plan"            the company's 1992 Stock Incentive Plan
                                    under which the rules operate as a schedule thereto

        "Market Value"              if the Shares are at the time listed on the
                                    Stock Exchange, then on any day the reported closing price of a Share as such price is officially reported, on that day or the last preceding Dealing Day;

                                    if the Shares are at the time not listed on the Stock Exchange, then on any day the market value of a share determined in accordance with the provisions of Part VIII of the Taxation of Capital Gains Act 1992 and agreed prior to that day for the purposes of the Plan with the Inland Revenue Shares Valuation Division

        "Option" a right to subscribe for Shares granted (or to be granted) in accordance with the Rules of this Plan

        "Option Holder"             an individual to whom an Option has been
                                    granted or his personal representatives

        "Participating Company"     the Company and any other corporation of
                                    which the Company has Control and which is for the time being nominated by the Board to be a participating company

        "Plan" the employee share option plan constituted and governed by these Rules as from time to time amended

        "Relevant Emoluments"       the meaning which the term bears in
                                    paragraph 28(2) of Schedule 9 by virtue of sub-paragraph 4 of that paragraph

        "Rules"                     this schedule to the Governing Plan

        "Share" an ordinary share of common stock of $1.00 par value in the capital of the Company which satisfies the conditions specified in paragraph 10 to 14 inclusive of Schedule 9 (or, in respect of any New Option within the meaning of Rule 7.4, a share in the capital of the Acquiring Company within the meaning of Rule 7.4, which satisfies the said conditions)

        "Stock Exchange"            the New York Stock Exchange

        "Subscription Price"        the price at which each Share subject to an
                                    Option may be acquired on the exercise of that Option being, subject to Rule 8, the higher of:

                                    (i)   the nominal (par) value of a Share and

                                    (ii)  the Market Value of a Share on the day
                                          the Option was issued pursuant to Rule
                                          2

        "Subsisting Option"         an Option which has neither lapsed nor been
                                    exercised

        "TA 1988"                   the Income and Corporation Taxes Act 1988

        "Year of Assessment"        a year beginning on any 6 April and ending
                                    on the following 5 April

        References to legislation are references to United Kingdom statutes and include such enactments modified, extended or re-enacted and where an Act is not otherwise specified refers to TA 1988.

2.      GRANT OF OPTIONS

        At any time, but in any case not earlier than the later of the Adoption Date or the Approval Date nor later than June 15, 2002 the Board may select at its discretion (without being bound by selections made in prior years) one or more Eligible Employees whom the Board determines to have a direct and significant impact on the performance of the Company, and may following such selection invite them to apply for the grant of an Option to acquire Shares in the Company. Each invitation to apply shall specify:

        (i) the date (being neither earlier than 7 nor later than 14 days after the issue of the invitation) by which an application must be made;

        (ii) the maximum number of Shares over which that individual may on that occasion apply for an Option, being determined at the absolute discretion of the Board save that it shall not be so large that the grant of such Option over that number of Shares would cause the limits specified in Rule 5.2 to be exceeded;

        (iii) the Subscription Price at which Shares may be acquired on the exercise of the Option; and

        (iv) such other conditions to be met before an Option may be exercised relating to growth in corporate sales, profit, return on capital, return on stockholders' funds or similar published and objective measures of corporate performance.

        Each invitation shall be accompanied by an application form in such form, not inconsistent with these Rules, as the Board may determine.

3.      APPLICATION FOR OPTIONS

3.1 Not later than the date specified in the invitation each Eligible Employee to whom an invitation has been issued in accordance with Rule 2 above may apply to the Board, using the application form supplied, for an Option over a number of Shares not exceeding the number specified in the invitation.

3.2 Unless the Option is to be granted under seal, a consideration not exceeding (Pound)l shall be paid by the Eligible Employee.

4.      GRANT OF OPTION

4.1 Not later than the twenty-first day following the issue of invitations the Board may grant to each applicant who is still an Eligible Employee an Option over the number of Shares specified in his application.

4.2 As soon as possible after Options have been granted the Board shall issue an option certificate in respect of each Option in such form, not inconsistent with these Rules, as the Board may determine.

4.3 No Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each option certificate shall carry a statement to this effect.

5.      LIMITATION ON GRANTS

5.1 No Option shall be granted pursuant to Rule 2 above if such grant would result in the aggregate of

        (i) the number of Shares over which Subsisting Options over unissued Shares have been granted under these Rules; and

        (ii) the number of Shares which have been issued on the exercise of Options granted under these Rules; and

        (iii) the number of Shares which have otherwise been issued pursuant to the Governing Plan during the period since 15 June 1992 exceeding 1,000,000 Shares (or such other higher figure as may be approved by the Company's stockholders from time to time for the purposes of the Governing Plan).

5.2 No Option shall be granted to an Eligible Employee if immediately following such grant he would hold Subsisting Options over Shares with an aggregate Subscription Price exceeding the greater of

        (i)     (Pound)100,000; or

        (ii) four times the amount of the Eligible Employee's Relevant Emoluments for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were not Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

        For the purposes of this Rule 5.2, Options shall include all Options granted under this Plan and all options granted under any other plan approved under Schedule 9 and established by the Company or any Associated Company thereof.

6.      EXERCISE OF OPTIONS

6.1     (a)     subject to Rule 9 below and to Rule 2 (iv), any Subsisting
                Option may be exercised in whole or in part at such time or times, during such period, and for such number of Shares as shall be determined by the Board and set out in the option certificate.

        (b) in the event of the death of an Option holder, his personal representatives may (if so provided in the option certificate and subject to rule 6.2) exercise any Subsisting Option to the extent provided in the option certificate within a period not exceeding twelve months from the death of the Option holder.

        (c) in the event of the Option holder ceasing to be an employee of any Participating Company by reason of injury, disability, redundancy or retirement or, at the discretion of the Board, for any other reason the Option holder may (if so provided in the option certificate and subject to Rule 6.2) exercise any Subsisting Option to the extent provided in the option certificate within a period not exceeding thirty-six (or in the case of redundancy, three) months from the date of cessation.

        (d) in the event of the Option holder ceasing to be an employee of any Participating Company by reason of dismissal for fault, or for any reason not covered by the relevant option certificate, any Subsisting Option shall thereupon lapse.

6.2     An Option shall lapse on the earliest of the following events:

        (i)     any date specified in the option certificate.

        (ii)    the tenth anniversary of the Date of Grant.

        (iii)   the first anniversary of the Option holder's death.

        (iv) unless the option certificate specifies a shorter period, thirty-six months following the Option holder ceasing to be an employee of any Participating Company (except in the case of redundancy when the period shall be reduced to three months) other than by reason of his death.

        (v) on completion of the dissolution, liquidation, reorganization, merger or consolidation of the Company pursuant to Rule 7 (unless an option swap under Rule 7.3 is in operation.

7.      RECONSTRUCTIONS AND TAKEOVERS

7.1     If any person obtains control of the Company as a result of making:

        (i) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

        (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares then any Subsisting Option may subject to Rule 7.4 below be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

7.2 If under section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any Subsisting Option may, subject to Rule 7.4 below, be exercised within six months of the Court sanctioning the compromise or arrangement.

7.3 If any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430 of the said Act of 1985 any Subsisting Option may, subject to Rule 7.4 below, be exercised at any time when that person remains so bound or entitled.

7.4 If as result of the events specified in Rules 7.1 or 7.2 a company has obtained Control of the Company, or if a company has become bound or entitled as mentioned in Rule 7.3, the Option Holder may, by agreement with that other company (the "Acquiring Company"), within the appropriate period, release such Subsisting Option (the "Old Option") for an option (the "New Option") which satisfies the conditions that it:

        (i) is over shares in the Acquiring Company or some other company falling within paragraph (b) or paragraph (c) of paragraph 10,
               Schedule 9, which satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9;

        (ii) is a right to acquire such number of such shares as has on acquisition for the New Option an aggregate market value equal to the aggregate Market Value of the shares subject to the Old Option on its release;

        (iii) has a subscription price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

        (iv) is otherwise identical in terms to the Old Option.

        The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option.

        Where any New Options are granted pursuant to this clause 7.4, Rules 4.3, 6, 7, 8, 9, 10.1 and 10.3 to 10.6 shall, in relation to the New Options, be construed as if references to the Company and to the Shares were references to the Acquiring Company, or as the case may be, to the other company to whose shares the New Options relate, and to the shares in that other company, but references to Participating Company shall continue to be construed as if references to the Company were references to Computer Sciences Corporation.

7.5 If the Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six months of the passing of the Resolution.

7.6 For the purposes of this Rule 7 other than Rule 7.4 a person shall be deemed to have obtained Control of a Company if he and others acting in concern with him have together obtained Control of it.

7.7 The exercise of an Option pursuant to the preceding provisions of this Rule 7 shall be subject to the provisions of Rule 9 below.

7.8 Where in accordance with Rule 7.4 Subsisting Options are released and New Options granted the New Options shall not be exercisable in accordance with Rule 7.1, 7.2 and 7.3 above by virtue of the event by reason of which the New Options were granted.

8.      VARIATION OF SHARE CAPITAL

        In the event of any capitalization or rights issue or any consolidation, sub-division or reduction of capital by the Company, the aggregate number of Shares issuable under the Plan, the number of Shares subject to any Option and the Subscription Price for each of those Shares shall be adjusted in such appropriate and proportional manner as the Board confirms to be fair and reasonable provided that;

        (i) the aggregate amount payable on the exercise of an Option in full is not increased; and

        (ii) no adjustment shall be made without the prior approval of the Board of Inland Revenue; and

        (iii) following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 10 to 14 inclusive of
                Schedule 9.

        [(iv) the Subscription Price for a share is not reduced below its nominal value].

9.      MANNER OF EXERCISE OF OPTIONS

9.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Plan (material interest in a close company).

9.2 No Option may be exercised at any time when the Shares which may be thereby acquired are not Shares as defined in Rule 1.1.

9.3 An Option shall be exercised by the Option Holder, or in the case of an Option exercisable in accordance with Rule 6.1(b) by his personal representatives, giving notice to the Company in writing of the number Shares in respect of which he wishes to exercise the Option accompanied by the appropriate payment in full and the relevant option certificate and shall be effective on the date of its receipt by the Company.

9.4 Shares shall be allotted and issued pursuant to a notice of exercise within 30 days of the date of exercise and a definite share certificate issued to the Option holder in respect thereof. Save for any rights determined by reference to a date preceding the date of allotment, such Shares where issued shall rank pari passu with the other shares of the same class in issue at the date of allotment.

9.5 When an Option is exercised only in part, the balance shall remain exercisable on the same terms as originally applied to the whole Option and, a new option certificate shall be issued accordingly by the Company as soon as possible after the partial exercise. No fractional Shares may be issued pursuant to the exercise of an Option.

10      ADMINISTRATION AND AMENDMENT

10.1 The Plan shall be administered by the Board whose decision on all disputes shall be final.

10.2    The Board may from time to time amend these Rules provided that:

        (i) no amendment may detrimentally affect an Option holder as regards an Option granted prior to the amendment being made;

        (ii) no amendment may be made which would change the class of persons eligible to receive Options, or materially increase the benefits accruing to Option holders or increase the limit specified in Rule 5.1 or change Rule 10.4 without the prior approval of the Company's stockholders in general meeting; and

        (iii) no amendment shall have effect until approved by the Board of Inland Revenue as not being contrary to Schedule 9.

10.3 The cost of establishing and operating the Plan shall be borne by the Participating Companies in such proportions as the Board shall determine.

10.4 The Board may establish a committee consisting of not less than three disinterested persons (who are not and have not within the preceding twelve months been themselves eligible to receive grants of Options under the Plan or any other plan of the Company), unless applicable securities laws otherwise permit, and to whom any or all of its powers in relation to the Plan may be delegated. The Board may at any time dissolve the Committee, after its constitution or direct the manner in which it shall act.

10.5 Any notice or other communication under or in connection with the Plan may be given by the Company either personally or by post and to the Company either personally or by post to an authorized representative; items set by post shall be prepaid and shall be deemed to have been received 72 hours after posting.

10.6 The Company shall at all times keep available sufficient authorized and unissued shares to satisfy the exercise to the full extent still possible of all Options which have neither lapsed or been fully exercised, taking account of any other obligations of the company to issue unissued shares.

10.7 The Board may at any time terminate the Plan but the provisions of the Plan shall remain in force for Subsisting Options.

10.8 Nothing in these Rules or in any document pursuant hereto shall confer on any Eligible Employee any rights not expressed herein, in particular any right to remain in the employ of the Company.

10.9 Except insofar as this Plan shall be construed as a Schedule to the Governing Plan the Governing Plan shall not apply to the Plan.

                                                       EXHIBIT (c)(13)(B)(vi)(a)

                          COMPUTER SCIENCES CORPORATION
                            1995 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


               This Nonqualified Stock Option Agreement ("Agreement") is made and entered into as of the _______ day of _____________, 19___ (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ______________________________, a full-time employee of the
Company and/or one or more of its subsidiaries (the "Employee").

               WHEREAS, the Company's 1995 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on June 12, 1995 and approved by the stockholders of the Company on August 14, 1995;

               WHEREAS, pursuant to the Plan, the Company is authorized to grant options to purchase shares of its common stock, par value $1.00 per share (the "Common Stock"), to any employee of the Company or its subsidiaries upon such terms and conditions as shall be determined by the committee of the Board of Directors administering the Plan (the "Committee"); and

               WHEREAS, the Company desires to grant to the Employee, and the Employee desires to accept, an option to purchase shares of Common Stock from the Company upon the terms and conditions set forth herein, which terms and conditions have been approved by the Committee;

               NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

               1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to the Employee, and the Employee hereby accepts, an option to purchase __________ shares of Common Stock (the "Option Shares") at an exercise price of $_________ per share (the "Exercise Price"), which option shall expire at 5:00 p.m., California time, on ____________________ and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). THE OPTION IS INTENDED NOT TO QUALIFY AS AN INCENTIVE OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE. The Option shall not initially be exercisable to purchase any Option Shares; provided, however, that upon each anniversary of the Grant Date indicated below, the Option shall become exercisable to purchase ("vest with respect to") the percentage of the Option Shares (rounded to the nearest whole share) indicated below:

      Percentage of Option Shares Vesting            Anniversary of Grant Date

               2.     Acceleration and Termination.

                      (a)    Termination of Status as Full-Time Employee.

                             (i) Retirement. If the Employee's status as a
               full-time employee of the Company or any of its subsidiaries is terminated by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earliest, of the Expiration Date, the thirtieth day after the date of such Retirement, or, if applicable, the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older.

                             (ii) Death or Permanent Disability. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

                             (iii) Lay-Off or Leave of Absence. If the
               Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated by reason of a permanent or temporary lay-off or an approved leave of absence, then (A) the Option shall continue to be exercisable until the earlier of the Expiration Date or three months from the date of such termination of full-time status, but only to the extent that it was exercisable on the date of such termination, (B) if the Employee shall again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall again become exercisable on such date and shall thereafter be treated for all purposes under this Agreement as though the Employee had not, prior to such date, ceased to be a full-time employee of the Company or its subsidiaries, and (C) if the Employee shall not again become a full-time employee of the Company or any of its subsidiaries prior to the earlier of the Expiration Date or the first anniversary of the date of such termination of full-time status, the Option shall terminate on such earlier date.

                             (iv) Other Termination. If the Employee's status as
               a full-time employee of the Company or any of its subsidiaries is terminated for no reason, or for any reason other than Retirement, death, Permanent Disability, permanent or temporary lay-off, or approved leave of absence, then the Option shall terminate upon the date of such termination of full-time status.

                      (b) Death Following Termination of Full-Time Status. Notwithstanding anything to the contrary in this Agreement, if the Employee shall die at any time after the termination of his or her status as a full-time employee of the Company of any or its subsidiaries and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                      (c) Acceleration of Option. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i) unless the Committee shall determine otherwise,
               the approval of any of the following by both the Board of Directors and the shareholders of the Company: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company or
               (C) a reorganization, merger of consolidation of the Company the consummation of which would result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company;

                             (ii) unless the Committee shall determine otherwise
               within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;

                             (iii) any date upon which the directors of the
               Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company, unless, prior to such date, the Board of Directors shall determine otherwise; or

                             (iv) a change of control of the Company of the type
               required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, unless, prior to such change of control, the Board of Directors shall determine otherwise.

                      (d) Certain Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the shareholders of the Company, or upon such later date as shall be determined by the Committee:

                              (i) the dissolution or liquidation of the Company;

                             (ii) a sale of substantially all of the property
               and assets of the Company, unless the terms of such sale shall provide otherwise; or

                             (iii) a reorganization, merger or consolidation of
               the Company that results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, unless the terms of such reorganization, merger or consolidation provide otherwise.

               3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

               4.     Exercise.

                      (a) The Option shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and after the Employee's death only by the person or entity entitled to do so under the Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as hereinafter defined) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

                      (b) The "Fair Market Value" of a share of Common Stock on any day shall be equal to the last sale price, regular way, of a share of Common Stock on such day, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

               5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Employee shall, concurrently with such exercise, pay such amount (the "Withholding Liability") to the Company in cash or by check payable to the Company;

provided, however, that the Employee may instead pay all or any part of the Withholding Liability by either of the following methods:

                      (a) by the delivery to the Company of a stock certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                      (b) by instructing the Company to withhold shares of Common Stock otherwise issuable upon such exercise of the Option (such withholding to be valued on the basis of the aggregate Fair Market Value of the withheld shares on the date of such exercise), provided that if the Employee is then subject to Section 16(b) of the Exchange Act, such method of payment may only be used if, in the opinion of the General Counsel of the Company, such use would not cause the Employee to incur any liability pursuant to Section 16(b).

               6. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if, in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any rule, regulation or procedure of any national securities exchange upon which any securities of the Company are listed, or any listing agreement with any such securities exchange, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

               7. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

               8. Plan. The Option is granted pursuant to the Plan, as in effect on the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Option or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee or any other person or entity then entitled to exercise the Option.

               9. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

               10. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of the Employee, with or without cause, or (c) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. THE EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF THE EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS THE EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

               11. Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

               12. Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

               13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

                                                 COMPUTER SCIENCES CORPORATION



                                                 By
-----------------------------                      -----------------------------
Employee:                                            Name:
                                                     Title:

SS#:
Grant Date:
Grant Price:                                     By
Options Granted:                                   -----------------------------
                                                     Name:
                                                     Title:

                                                           EXHIBIT (c)(13)(C)(a)


                      AMENDMENT OF NON-QUALIFIED STOCK OPTION AGREEMENTS


        This Amendment of Non-Qualified Stock Option Agreements ("Amendment") is unilaterally made and entered into by Computer Sciences Corporation (the "Company") as of December 6, 1996 for the purpose of amending the Non-Qualified Stock Option Agreements by and between the Company and the person listed on Exhibit A attached hereto, who is an employee of the Company or its affiliates (the "Employee"), relating to the outstanding non-qualified stock options listed on Exhibit A hereto (the "Agreements").

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the Agreements;

        NOW, THEREFORE, in consideration of the foregoing recital and the anticipated reliance by the Employee upon the amendment of the Agreements effected hereby, each of the Agreements is hereby amended to add the following provision:

               "Section 1A. Notwithstanding anything to the contrary in this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated after December 31, 1996 by reason of the Retirement (as hereinafter defined) of the Employee, and a Change of Control shall not have occurred within three years prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and
        (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the day and year first above written.

                                       COMPUTER SCIENCES CORPORATION



                                       By
                                         ----------------------------------
                                           Van B. Honeycutt
                                           President and Chief Executive Officer

                                    EXHIBIT A



Name of the Employee: _________________________


Description of Non-Qualified Stock Options:

                                                           Original Number of
Date of Grant                 Name of Plan                 Underlying Shares
-------------                 ------------                 ------------------

                                                           EXHIBIT (c)(13)(C)(b)


               AMENDMENT OF NON-QUALIFIED STOCK OPTION AGREEMENTS


        This Amendment of Non-Qualified Stock Option Agreements ("Amendment") is unilaterally made and entered into by Computer Sciences Corporation (the "Company") as of February 2, 1998 for the purpose of amending the Non-Qualified Stock Option Agreements by and between the Company and the person listed on Exhibit A attached hereto, who is an employee of the Company or its affiliates (the "Employee"), relating to the outstanding non-qualified stock options listed on Exhibit A hereto (the "Agreements").

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the Agreements;

        NOW, THEREFORE, in consideration of the foregoing recital and the anticipated reliance by the Employee upon the amendment of the Agreements effected hereby, the Agreements are hereby amended as follows:

        1. Retirement Age Reduced from Age 65 to Age 62. Section 2(a)(i) of each Agreement dated on or after December 6, 1996, and Section 1A of each Agreement dated prior to December 6, 1996, is hereby revised to reduce the retirement age from 65 to 62, and is hereby amended to read in its entirety as follows:

               "Notwithstanding anything to the contrary in this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated after February 2, 1998 by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 62), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 62 or older."

        2. Minimum Three-Month Exercise Period after Termination of Employment. Each of the Agreements is hereby amended to add the following provision:

               "Section 1B Notwithstanding anything to the contrary in this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is voluntarily or involuntarily terminated for any reason or for no reason, then the Option shall not terminate, or cease to be exercisable to purchase the underlying shares with respect to which the Option had vested as of the date of such termination of full-time status, prior to the earlier of the Expiration Date or three months after the date of such termination of full-time status."

        3. Acceleration of Option. Section 2(c)(i) (or the comparable provision) of each Agreement is hereby amended to insert the following clause:

        "or (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which would not result in the outstanding voting securities of the Company being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) would represent less than 50% of the voting power of the Company immediately following such business combination;"

and Section 2(c)(ii) (or the comparable provision) of each Agreement is hereby amended to insert the phrase", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," so that Section 2(c)(i) and (ii), together with the lead-in thereto, shall read in their entirety as follows:

               "Section 2(c) The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i) unless the Committee shall determine otherwise,
               the approval of any of the following by both the Board of Directors and the shareholders of the Company: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a reorganization, merger of consolidation of the Company the consummation of which would result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, or (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which would not result in the outstanding voting securities of the Company being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) would represent less than 50% of the voting power of the Company immediately following such business combination;

                      (ii) unless the Committee, by vote of a majority of the
               directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;"

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the day and year first above written.

                                            COMPUTER SCIENCES CORPORATION



                                            By
                                              ----------------------------------
                                                Van B. Honeycutt
                                                Chairman, President
                                                   and Chief Executive Officer

                                    EXHIBIT A



Name of the Employee: _________________________


Description of Non-Qualified Stock Options:

                                                           Original Number of
Date of Grant                 Name of Plan                 Underlying Shares
-------------                 ------------                 ------------------

                                                           EXHIBIT (c)(13)(D)(a)


               AMENDMENT OF NON-QUALIFIED STOCK OPTION AGREEMENTS


        This Amendment of Non-Qualified Stock Option Agreements ("Amendment") is unilaterally made and entered into by Computer Sciences Corporation (the "Company") as of December 6, 1996 for the purpose of amending the Non-Qualified Stock Option Agreements by and between the Company and the person listed on Exhibit A attached hereto, who is an employee of the Company or its affiliates (the "Employee"), relating to the outstanding non-qualified stock options listed on Exhibit A hereto (the "Agreements").

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the Agreements;

        NOW, THEREFORE, in consideration of the foregoing recital and the anticipated reliance by the Employee upon the amendment of the Agreements effected hereby, each of the Agreements is hereby amended to add the following provision:

               "Section 1A. Notwithstanding anything to the contrary in this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated after December 31, 1996 by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 65), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 65 or older."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the day and year first above written.

                                       COMPUTER SCIENCES CORPORATION



                                       By
                                         ---------------------------------------
                                           Van B. Honeycutt
                                           President and Chief Executive Officer

                                    EXHIBIT A



Name of the Employee:
                      -------------------------

Description of Non-Qualified Stock Options:

                                                           Original Number of
Date of Grant                 Name of Plan                 Underlying Shares
-------------                 ------------                 ------------------

                                                           EXHIBIT (c)(13)(D)(b)


                         AGREEMENT WITH PARTICIPANTS IN
                   THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



        This Agreement is made and entered into as of February 2, 1998 by and among Computer Sciences Corporation (the "Company"), Van B. Honeycutt, the Chairman, President and Chief Executive Officer of the Company (the "Chief Executive Officer"), and the person listed on Exhibit A attached hereto, who is both an employee of the Company or its affiliates and a participant in the Company's Supplemental Executive Retirement Plan (the "Employee").

        WHEREAS, the Supplemental Executive Retirement Plan was amended, effective as of the date hereof (as so amended, the "SERP");

        WHEREAS, Article III of the SERP provides that no person shall be a participant in the SERP unless such individual (a) has been specifically designated as such in a written instrument executed by the Chief Executive Officer and (b) has consented to be governed by the terms of the SERP pursuant to a written instrument satisfactory in form to the Company;

        WHEREAS, the parties hereto desire that this Agreement constitute a written instrument, satisfactory in form to the Company, pursuant to which the Chief Executive Officer specifically designates the Employee as a participant in the SERP and the Employee consents to be governed by the terms of the SERP;

        WHEREAS, all stock options and restricted stock which were issued by the Company to the Employee at any time and which are currently outstanding are listed on Exhibit A attached hereto (collectively, the "Stock Options" and the "Restricted Stock," respectively); and

        WHEREAS, the Company desires to confer an additional benefit, but not impose any additional obligations, upon the Employee under the agreements between the Company and the Employee relating to the Stock Options (collectively, the "Stock Option Agreements") and the Restricted Stock (collectively, the "Restricted Stock Agreements");

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth herein, the parties hereto hereby agree as follows:

        1. Participation in the SERP. The Chief Executive Officer hereby confirms that, as contemplated in Article III of the SERP, he has designated the Employee as a participant in the SERP. The Employee hereby confirms that, as contemplated in Article III, the Employee has consented to be governed by the terms of the SERP (as amended effective as of the date hereof), and the Company hereby confirms that this Agreement is satisfactory in form for purposes of evidencing such consent.

        2.     Amendment of Stock Option Agreements.

               (a) Retirement Age Reduced from Age 65 to Age 62. Section 2(a)(ii) (or the similar provision) of each Stock Option Agreement dated on or after December 6, 1996, and Section 1A of each Stock Option Agreement dated prior to December 6, 1996, is hereby revised to reduce the retirement age from 65 to 62, and is hereby amended to read in its entirety as follows:

                      "Notwithstanding anything to the contrary in this
               Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated after February 2, 1998 by reason of the Retirement (as hereinafter defined) of the Employee, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the third anniversary of the date of such Retirement, provided that if the Employee shall die prior to such earlier date, the remaining vested portion of the Option shall remain exercisable until, but shall terminate upon, the earlier of the Expiration Date or the first anniversary of the date of the Employee's death. "Retirement" shall mean (X) retirement from the Company or any of its subsidiaries at age 55 or older (but less than 62), provided that the Employee shall have been a continuous full-time employee of the Company or its subsidiaries for at least 10 years prior thereto and the Board of Directors of the Company shall have determined within 90 days prior thereto that the Employee has made an outstanding contribution to the affairs of the Company or its subsidiaries, or (Y) retirement from the Company or any of its subsidiaries at age 62 or older."

               (b) Minimum Three-Month Exercise Period after Termination of Employment. Each of the Stock Option Agreements is hereby amended to add the following provision:

                      "Section 1B Notwithstanding anything to the contrary in
               this Agreement, if the Employee's status as a full-time employee of the Company or any of its subsidiaries is voluntarily or involuntarily terminated for any reason or for no reason, then the Option shall not terminate, or cease to be exercisable to purchase the underlying shares with respect to which the Option had vested as of the date of such termination of full-time status, prior to the earlier of the Expiration Date or three months after the date of such termination of full-time status."

               (c) Acceleration of Stock Options upon a Change of Control. With respect to each Stock Option Agreement which contains the following provision as Section 2(a)(i):

                      "Section 2(a)(i) Termination Within Three Years After
               Change of Control. If the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated for any reason, or for no reason, within three years after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of full-time status shall fully vest on such date and
               (B) the Option shall terminate upon the earliest of the Expiration Date, the third anniversary of the date of such termination of full-time status, or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events:
               (V) the dissolution or liquidation of the Company; (W) a sale of substantially all of the property and assets of the Company; (X) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

such provision is hereby deleted. All Stock Option Agreements are hereby amended to add the following provision as Section 2A:

                      "Section 2A Acceleration of Option Upon Change of Control.
               Notwithstanding anything to the contrary in this Agreement, upon the date of a Change of Control (as hereinafter defined): (A) the portion of the Option that has not vested on or prior thereto shall fully vest on such date and (B) the Option shall remain exercisable until, and shall terminate upon, the earlier of the Expiration Date or, if applicable, the first anniversary of the date of the Employee's death. "Change of Control" shall mean the first to occur of the following events: (U) the dissolution or liquidation of the Company; (V) a sale of substantially all of the property and assets of the Company; (W) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company; (X) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (Y) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (Z) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

               (d) Certain Determinations to be made by Continuing Members of the Compensation Committee. Section 2(c)(ii) (or the comparable provision) of each Stock Option Agreement is hereby amended to insert the phrase ", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," so that such subsection, together with the lead-in thereto, shall read in its entirety as follows:

                      "Section 2(c) The Committee, in its sole discretion, may
               accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares upon the first to occur of the following:

                             (i)    . . .

                             (ii) unless the Committee, by vote of a majority of
                      the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan;"

        3.     Amendment of Restricted Stock Agreements.

               (a) Acceleration of Stock Options upon a Change of Control. With respect to each Restricted Stock Agreement which contains the following provision:

                      "Section 3(a) Immediately prior to the occurrence of any
               of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                                 (i)the termination of the Employee's status as
                          a full-time employee of the Company or any of its subsidiaries for no reason, or for any reason, within three years following (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, (D) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (E) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or"

such clause (i) is hereby deleted. All Restricted Stock Agreements are hereby amended to add the following provision as Section 3A:

                      "Section 3A Notwithstanding anything to the contrary in
               this Agreement, upon the first to occur of the following, all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof: (A) the dissolution or liquidation of the Company, (B) a sale of substantially all of the property and assets of the Company, (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company;
               (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination; (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")."

               (b) Certain Determinations to be made by Continuing Members of the Compensation Committee. Section 3(a)(ii) (or the comparable provision) of each Restricted Stock Agreement is hereby amended to insert the phrase ", by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee," so that Section 3(a) shall read in its entirety as follows:

                      "Section 3(a) Immediately prior to the occurrence of any
               of the following events (or, if the Employee shall not be a full-time employee of the Company or any of its subsidiaries on the date of such event because of an approved leave of absence, upon the first day thereafter on which the Employee shall again have become a full-time employee of the Company or any of its subsidiaries), all applicable Forfeiture Periods shall terminate and no Restricted Share shall thereafter be subject to the restrictions on transfer imposed pursuant to Section 2 hereof:

                             (i)    [DELETED]

                             (ii) unless the Committee, by vote of a majority of
                      the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person or entity, has become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection, shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan."

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                            --------------------------------
                                            EMPLOYEE



                                            --------------------------------
                                            VAN B. HONEYCUTT
                                            Chairman, President
                                                   and Chief Executive Officer,
                                                   Computer Sciences Corporation



                                            COMPUTER SCIENCES CORPORATION



                                            By
                                              ----------------------------------
                                                Hayward D. Fisk
                                                Vice President, General Counsel
                                                   and Secretary

                                    EXHIBIT A

Name of the Employee:
                      -------------------------

Description of Non-Qualified Stock Options:

                                                           Original Number of
Date of Grant                 Name of Plan                 Underlying Shares
-------------                 ------------                 ------------------







Description of Restricted Stock:

Date of Grant                 Name of Plan                 Number of Shares
-------------                 ------------                 ----------------